UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 28, 2011

FLATBUSH FEDERAL BANCORP, INC.
(Exact Name of Registrant as Specified in its Charter)

Federal	000-50377	11-3700733
(State or Other Jurisdiction)	(Commission File No.)	(I.R.S. Employer
of Incorporation)		Identification No.)

2146 Nostrand Avenue, Brooklyn, New York	11210
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (718) 859-6800

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01               Entry into a Material Definitive Agreement

On March 28, 2011, Flatbush Federal Bancorp, Inc. (the “Company”) announced that the Company entered into an amendment (“Amendment”) to the previously disclosed Purchase Agreement regarding the sale of its Main Office building and adjoining real estate and the establishment of a new, nearby branch office.  The terms and conditions of the Amendment and related transactions are contained in the Second Amendment filed herein as Exhibit 99.1.  A related press release is filed herewith as Exhibit 99.2.

Item 9.01.              Financial Statements and Exhibits

(a)	Financial Statements of Businesses Acquired. Not applicable

(b)	Pro Forma Financial Information. Not Applicable

(c)	Shell Company Transactions. Not Applicable

(d)	Exhibits.

99.1	Second Amendment to Purchase Agreement

99.2	Press release dated March 28, 2011

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

FLATBUSH FEDERAL BANCORP, INC.

DATE: March 28, 2011	By:	/s/ Jesus R. Adia
Jesus R. Adia
President and Chief Executive Officer

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